 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2010

PARADISE MUSIC & ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12635	13-3906452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1365 N. Courtenay Parkway, Suite A, Merritt Island, FL	32953
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   888-565-3259

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

            On May 4, 2010, the Board of Directors elected Winston (“Buzz”) Willis, a member of the Company’s Board of Directors, as its Chief Executive Officer, President and Acting Principal Financial and Accounting Officer to replace Boris Rubizhevsky who resigned these positions as well as a member of our Board of Directors on April 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADISE MUSIC & ENTERTAINMENT, INC.

Dated: May 4, 2010	By:	/s/ Richard P. Rifenburgh
Richard P. Rifenburgh,
Chairman